UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): September 5, 2006
                                                         ----------------

                           CREDIT ONE FINANCIAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


       000-50320                                   59 3641205
(Commission File Number)                 (IRS Employer Identification No.)

                1111 Brickell Avenue, 11th Floor Miami, FL 33131
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                  305-913-8562
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              (Registrant's Telephone Number, Including Area Code)

     -----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On September 5, 2006, Credit One Financial, Inc. (the "Registrant") entered into a Subscription Agreement with Guy Wolf, the Chief Executive Officer and a member of the board of directors of the Registrant, whereby the Registrant, in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended, sold 1,800,000 shares of common stock at $0.05 per share, or an aggregate amount of $90,000.00 to Mr. Wolf. The sale represents 23.1% of the issued and outstanding shares of common stock of the Registrant.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CREDIT ONE FINANCIAL, INC.


                                          By:      /s/ Guy Wolf
                                              -------------------------------
                                          Name:    Guy Wolf
                                          Title:   Chief Executive Officer


Date:  September 7, 2006